                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)   February 11, 2000
                                                  ------------------------------

                           Casinovations Incorporated
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

           000-25855                                      91-1696010
------------------------------------          ----------------------------------
   (Commission File Number)                    (IRS Employee Identification No.)

6830 Spencer Street, Las Vegas, Nevada                                89119
----------------------------------------------------------------- --------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code  (702) 733-7195
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On February 11, 2000, Casinovations Incorporated (the "Company") terminated its relationship with Timpano Gaming, Inc., on terms mutually acceptable to both parties, for the distribution of the Wild Jackpot Poker and Twin Baccarat table games. In addition, on February 18, 2000, the Company terminated its relationship with T&P Gaming, Inc. for the distribution of the Wild Hold 'em Fold 'em table game and also accepted therewith a buy out from Bonus Blackjack, Inc. for the Company's rights in relation to the Bonus Blackjack table game. The removal of the table game business from the Company's portfolio will allow it to focus efforts on the Random Ejection Shuffler(TM) and SecureDrop(TM) Slot Accounting Systems.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired.

             Not Applicable.

         (b) Pro Forma Financial Information.

             Not Applicable.

         (c) Exhibits.

             99.1 Wild Hold 'em Fold 'em Settlement Agreement dated February 18, 2000.

             99.2     Bonus Blackjack Settlement Agreement dated February
                      18, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CASINOVATIONS  INCORPORATED
                                            (Registrant)



Date:  March 15, 2000                By:  /s/ Steven J. Blad
                                          --------------------------------------
                                          Steven J. Blad
                                          President and Chief Executive Officer


                                  EXHIBIT INDEX

Exhibit Number                      Description                                        Page Number
--------------                      -----------                                        -----------

99.1     Wild Hold 'em Fold 'em Settlement Agreement dated February 18, 2000.               5

99.2     Bonus Blackjack Settlement Agreement dated February 18, 2000.                     10
